UNITED STATES TRUST COMPANY OF BOSTON

To:    All Shareholders/Boston Balanced Fund
From:  Domenic Colasacco
Re:    Portfolio Manager's Report - June 30, 1999

                             Fund NAV: $30.22
                                                               Boston Trust Logo

                            COMPARATIVE PERFORMANCE

                                                                                     Annualized
                                                                     Fiscal            Since
                                     Quarter         Year to          Year           Inception
                                     Ending           Date            Ended          12/1/95 to
                                     6/30/99         6/30/99         6/30/99          6/30/99
                                     -------         -------         -------          -------
Boston Balanced Fund*                 4.64%           4.71%           9.34%            18.53%
Standard & Poor's 500                 7.05%          12.38%          22.77%            28.30%
Lehman G/C Bond Index                -1.09%          -2.27%           2.69%             5.85%
90 Day U.S. Treasury Bill             1.07%           2.21%           4.54%             4.93%

      *After all expenses at an annual rate of 1%, the Advisor's expense limitation. Results shown are past performance which is not an indication of future returns. Shares of the fund are not deposits or obligations of United States Trust Company of Boston or any Bank and are not insured by the FDIC, Federal Reserve Board or any agency. The value of the Fund's shares and returns will fluctuate and investors may have a gain or loss when they redeem shares. Shares of the Fund are subject to investment risks, including possible loss of the principal amount invested. Distributed by BISYS Fund Services.

MARKET & PERFORMANCE SUMMARY - PERIOD ENDED JUNE 30, 1999

      The stock market was a friendly place for most investors during the second quarter, as all of the primary stock indices reached new highs. Moreover, a greater percentage of investors participated, since gains were recorded by more than just the handful of large growth companies that have propelled the major stock averages since 1997. The best performing stock groups included previously stagnant small and mid-sized companies, as well as corporations that operate in mature economic sectors such as industrial commodities, capital equipment and consumer durables. In large part, the broader based advance in stock prices reflects stronger worldwide economic growth through the quarter along with a resurgence in corporate profits. Understandably, the same economic trends

THE COVENTRY GROUP
BOSTON BALANCED FUND

increased investor concern about future inflation and potential action by the Federal Reserve to increase interest rates, which led to sharp declines in bond values.

      Boston Balanced Fund participated fully in the improved stock market environment, rising by 4.64% for the quarter ended June 30, 1999 with an ending net asset value of $30.22. As I outline in greater detail in the Investment Strategy section of this letter, the Fund's above average allocation to equities of nearly 70% aided performance, as did the superior relative gains of the equity segment. The bond holdings declined in value along with bonds generally, but the damage was mitigated by the comparatively short average maturity we maintained in the portfolio.

ECONOMIC SUMMARY & OUTLOOK
--------------------------

      For the past several years we have noted that a sustained positive economic environment was essential to support record stock market valuations. With few exceptions, the economic news throughout the second quarter did not disappoint investors. Early indications are that real GDP growth was in the vicinity of 4% and that wages increased at a moderate rate of about 5%, while productivity remained above the recent historic norm of 2% and employment was available across most of the country for virtually everyone willing and able to work. Additionally, fragile Asian and Latin American economies appear to have stabilized, and the desired improvement in corporate profits has become a reality rather than merely a forecast.

      The primary concern we and many other investors have at this time is that the best news about inflation is behind us. No longer are we likely to enjoy a combination of rapid real GDP growth with declining inflation rates as we did through much of 1997 and 1998. Concern about future inflation led the Federal Reserve to increase short term interest rates by 1/4 percentage point as the second quarter ended. The move was symbolic as much as material, intending to demonstrate a willingness to restrict monetary policy should the favorable combination of wage growth, productivity gains and availability of inexpensive foreign manufactured goods deteriorate sufficiently to move the inflation rate above the recent 2% - 3% trend. At this time, acceleration above this level over the next year is unlikely, but rising inflation represents a far greater risk to stock values than a potential economic recession. We will continue to monitor inflation indicators closely, while not losing sight of the fact that the preponderance of economic news continues to support high current stock valuations and further gains in corporate profits.

INVESTMENT STRATEGY
-------------------

      Boston Balanced Fund's primary investment strategy decisions address: a) the allocation between stocks and bonds; b) the average maturity and quality of the bond segment, and c) the emphasis placed on different equity investment styles (growth, value, economic sectors and market capitalization). Although it is true that, in hindsight, results could have been better, during the second quarter our investment policy favored the more correct direction for each of these major strategy options. Specifically, stocks performed better than bonds, supporting the comparatively high equity allocation of about 70% we maintained in the Fund. Second, we kept the overall bond maturities shorter than average, which alleviated the negative performance impact attributable to the bond segment. Finally, the moves we began about a year ago within the equity holdings toward mid-sized companies, and particularly toward more reasonably valued stocks from the largest established growth companies, aided performance. Indeed, the Fund's stock holdings, in the aggregate, performed better than the S & P 500 Index during the quarter.

THE COVENTRY GROUP
BOSTON BALANCED FUND

      As we know from past experience, having an advantageous investment strategy during a particular quarter is no assurance of success in the next period. That said, unless we revise our economic outlook, we do not anticipate a material change in any of the strategy positions noted above in the near future. Our view is that within a favorable economic environment stocks offer far better potential to earn a higher total return than bonds. Most stock prices are not unreasonably high given current levels of corporate profits and interest rates. We also believe that the improvement in corporate profits that has evolved throughout the first half of the year will continue at least over the next twelve months. A positive profit trend tends to favor broad stock market participation rather than price increases by just a handful of rapidly growing companies. Please refer to the Schedule of Portfolio Investments for a complete listing of individual investments as of June 30, 1999.

      United States Trust Company of Boston continues to review and analyze the status of Year 2000 related issues on portfolio holdings as well as on the services provided by key vendors. We have reviewed the results of successful remediation and testing of SEI, our primary computer system vendor. Further, we have established and will monitor our internal contingency plans in the event of interruptions to our operations. On behalf of all of us at United States Trust, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Sincerely,

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President,
United States Trust Company of Boston

THE COVENTRY GROUP
BOSTON BALANCED FUND

       Value of $10,000 vs Lipper Balanced and Blended Benchmark Indices

                                                                                                         BLEND (S&P 500 + LEHMAN
                                                  BOSTON BALANCED FUND           LIPPER BALANCED            G/C + US TREAS.)
                                                  --------------------           ---------------         -----------------------
Dec 1, 95                                               10000.00                    10000.00                    10000.00
Mar 31, 96                                              10265.00                    10364.00                    10329.00
Jun 30, 96                                              10514.00                    10574.00                    10592.00
Sept 30, 96                                             10875.00                    10852.00                    10850.00
Dec 31, 96                                              11585.00                    11456.00                    11450.00
Mar 31, 97                                              11773.00                    11506.00                    11583.00
Jun 30, 97                                              13184.00                    12733.00                    12759.00
Sept 30, 97                                             13933.00                    13556.00                    13441.00
Dec 31, 97                                              14722.00                    13753.00                    13831.00
Mar 31, 98                                              16385.00                    14839.00                    14885.00
Jun 30, 98                                              16817.00                    15099.00                    15307.00
Sept 30, 98                                             15786.00                    14229.00                    14928.00
Dec 31, 98                                              17559.00                    15866.00                    16492.00
Mar 31, 99                                              17572.00                    16121.00                    16841.00
Jun 30, 99                                              18383.00                    16845.00                    17377.00

Past performance is not predictive of future performance.

The Lipper Balanced Index is an equal weighted performance index of the 30 largest qualifying funds in the Lipper Balanced category. The index is unmanaged and cannot be invested in directly. Returns include reinvested dividends.

The Blended Index consists of the S&P 500 Index (50%), the Lehman
Government/Corporate Index (40%) and the 90 day U.S. Treasury Bill (10%). The S&P 500 Index is a broad market capitalization-weighted average of U.S. companies. The Lehman Government/Corporate Index is comprised of roughly 70% U.S. Treasury and Agency Obligations and 30% SEC registered corporate bonds. The percentage weights which have been applied to the indices are intended to replicate the long-term asset allocation of balanced funds generally.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------

      Shares             COMMON STOCKS -- (68.0%):                                       Market Value
-----------------------------------------------------------------------------------------------------
                         COMMUNICATION SERVICES -- (6.9%):
      15,000             Aliant Communications, Inc. ...........................         $    692,813
       7,500             Alltel Corp............................................              536,250
      30,000             Ameritech Corp.........................................            2,205,000
      60,000             AT&T Corp..............................................            3,348,750
      60,000             Bellsouth Corp.........................................            2,812,500
       7,000             MCI Worldcom, Inc. (b).................................              603,750
                                                                                         ------------
                                                                                           10,199,063
                                                                                         ------------
                         CONSUMER CYCLICALS -- (8.2%):
      20,000             Costco Companies, Inc. (b).............................            1,601,250
      50,000             Ford Motor Co..........................................            2,821,875
      40,000             Gannett, Inc. .........................................            2,854,999
      25,000             Johnson Controls, Inc. ................................            1,732,813
      75,000             Leggett & Platt, Inc. .................................            2,085,938
      30,000             McClatchy Newspapers, Inc., Class A....................              993,750
                                                                                         ------------
                                                                                           12,090,625
                                                                                         ------------
                         CONSUMER PRODUCTS -- (6.2%):
      30,000             American Greetings Corp., Class A......................              903,750
      20,000             Anheuser Busch Co., Inc. ..............................            1,418,750
      10,000             Gillette Co............................................              410,000
      25,000             Procter & Gamble Co....................................            2,231,250
     100,000             Sysco Corp.............................................            2,981,250
      10,000             Walt Disney Co.........................................              308,125
      10,000             William Wrigley, Jr. Co................................              900,000
                                                                                         ------------
                                                                                            9,153,125
                                                                                         ------------
                         ENERGY AND RESOURCES -- (2.2%):
       5,000             Atlantic Richfield Co..................................              417,813
       5,000             BP Amoco, ADR..........................................              542,500
      30,000             Exxon Corp.............................................            2,313,750
                                                                                         ------------
                                                                                            3,274,063
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- JUNE 30, 1999, CONTINUED
--------------------------------------------------------------------------------

      Shares                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         FINANCE -- (10.4%):
      25,000             Bank of America Corp...................................         $  1,832,813
      50,000             BankBoston Corp........................................            2,556,250
      20,000             Chubb Corp.............................................            1,390,000
      40,000             Cincinnati Financial Corp..............................            1,502,500
      25,000             Fannie Mae.............................................            1,709,375
      30,000             First Virginia Banks, Inc. ............................            1,473,750
      75,000             T. Rowe Price Associates, Inc. ........................            2,878,125
      35,000             Wilmington Trust Corp..................................            2,008,125
                                                                                         ------------
                                                                                           15,350,938
                                                                                         ------------
                         HEALTH CARE -- (11.0%):
      25,000             Becton, Dickinson & Co.................................              750,000
      40,000             Johnson & Johnson......................................            3,919,999
      35,000             Medtronic, Inc. .......................................            2,725,625
      30,000             Merck & Co., Inc. .....................................            2,220,000
      28,000             Pfizer, Inc. ..........................................            3,073,000
      65,000             Schering-Plough Corp...................................            3,445,000
                                                                                         ------------
                                                                                           16,133,624
                                                                                         ------------
                         INDUSTRIAL MATERIALS -- (0.5%):
       5,000             PPG Industries, Inc. ..................................              295,312
      20,000             RPM, Inc. .............................................              283,750
       5,000             Sigma-Aldrich Corp.....................................              172,188
                                                                                         ------------
                                                                                              751,250
                                                                                         ------------
                         PRODUCER PRODUCTS -- (6.5%):
      40,000             Donaldson Co., Inc. ...................................              980,000
       5,000             Eaton Corp.............................................              460,000
      45,000             Emerson Electric Co....................................            2,829,375
      20,000             Grainger W.W., Inc. ...................................            1,076,250
       5,000             Hubbell, Inc., Class A.................................              199,375

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- JUNE 30, 1999, CONTINUED
--------------------------------------------------------------------------------

      Shares                                                                             Market Value
-----------------------------------------------------------------------------------------------------
                         PRODUCER PRODUCTS, CONTINUED
      15,000             Hubbell, Inc., Class B.................................         $    680,625
      40,000             Illinois Tool Works, Inc. .............................            3,280,000
                                                                                         ------------
                                                                                            9,505,625
                                                                                         ------------
                         TECHNOLOGY -- (14.7%):
      10,000             Applied Materials, Inc. (b)............................              738,750
      30,000             Automatic Data Processing, Inc. .......................            1,320,000
      20,000             Cisco Systems, Inc. (b)................................            1,290,000
      15,000             Hewlett-Packard Co.....................................            1,507,500
      30,000             IBM Corp...............................................            3,877,500
      30,000             Intel Corp.............................................            1,785,000
      60,000             Lucent Technologies, Inc. .............................            4,046,250
      50,000             Microsoft Corp. (b)....................................            4,509,374
      40,000             Xerox Corp.............................................            2,362,500
                                                                                         ------------
                                                                                           21,436,874
                                                                                         ------------
                         TRANSPORTATION -- (1.4%):
      15,000             AMR Corp. (b)..........................................            1,023,750
      17,000             Delta Air Lines, Inc. .................................              979,625
                                                                                         ------------
                                                                                            2,003,375
                                                                                         ------------
                         Total Common Stocks....................................           99,898,562
                                                                                         ------------

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- JUNE 30, 1999, CONTINUED
--------------------------------------------------------------------------------

Principal Amount         CORPORATE BONDS -- (9.7%):                                      Market Value
-----------------------------------------------------------------------------------------------------
$  1,000,000             Albertson's, Inc., 6.66%, 7/21/08......................         $    998,171
     925,000             American Home Products, 7.90%, 2/15/05.................              982,110
     300,000             Atlantic Richfield Co., 8.50%, 4/1/12..................              338,305
     500,000             Eaton Corp., 8.90%, 8/15/06............................              547,220
     425,000             Ford Motor Credit Corp., 7.75%, 11/15/02...............              441,124
     300,000             Ford Motor Credit Corp., 6.625%, 6/30/03...............              300,773
   1,000,000             Ford Motor Credit Corp., 7.20%, 6/15/07................            1,012,481
   1,000,000             General Electric Capital Corp., 7.375%, 9/15/04........            1,039,803
   1,000,000             General Electric Capital Corp., 8.30%, 9/20/09.........            1,121,974
     825,000             General Motors Acceptance Corp., 9.625%, 12/15/01......              885,313
     300,000             General Motors Acceptance Corp., 8.50%, 1/1/03.........              317,478
     500,000             Honeywell, Inc., 7.00%, 3/15/07........................              503,453
   1,000,000             International Lease Finance Corp., 8.25%, 1/15/00......            1,012,412
   1,000,000             Leggett & Platt, Inc., 7.185%, 4/24/02.................            1,015,067
     500,000             Leggett & Platt, Inc., 6.25%, 9/9/08...................              472,060
   1,000,000             Paccar Financial Corp., 6.12%, 4/17/00.................            1,000,267
   1,000,000             Proctor & Gamble Co., 5.25%, 9/15/03...................              963,390
     300,000             Sears Roebuck & Co., 9.46%, 6/20/00....................              307,950
     375,000             Sysco Corp., 6.50%, 6/15/05............................              371,654
     400,000             Unum Corp., 5.88%, 10/15/03............................              384,807
     300,000             Weyerhauser Co., 7.25%, 7/1/13.........................              296,922
                                                                                         ------------
                         Total Corporate Bonds..................................           14,312,734
                                                                                         ------------
                         U.S. GOVERNMENT AND GOVERNMENT AGENCY
                         OBLIGATIONS -- (17.3%):
-----------------------------------------------------------------------------------------------------
     400,000             FFCB, 4.85%, 11/4/03...................................              379,364
   2,000,000             FFCB, 5.39%, 9/15/04...................................            1,916,502
   2,000,000             FFCB, 5.80%, 6/17/05...................................            1,928,552
   3,000,000             FHLB, 5.55%, 8/17/00...................................            2,996,487
   2,000,000             FHLB, 5.33%, 3/20/01...................................            1,984,262
     500,000             FHLB, 6.24%, 11/18/02..................................              498,021

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

SCHEDULE OF PORTFOLIO INVESTMENTS -- JUNE 30, 1999, CONTINUED
--------------------------------------------------------------------------------

   Shares or
   Principal
      Amount                                                                             Market Value
-----------------------------------------------------------------------------------------------------
   2,000,000             FHLB, 5.285%, 2/11/04..................................         $  1,927,186
   1,500,000             FHLB, 7.015%, 9/25/06..................................            1,558,019
   2,000,000             FNMA, 5.33%, 6/9/00....................................            1,994,466
   3,000,000             FNMA, 4.75%, 12/21/00..................................            2,957,997
   3,000,000             FNMA, 5.375%, 3/15/02..................................            2,958,849
   1,000,000             FNMA, 8.25%, 10/12/04..................................            1,007,562
   3,000,000             U.S. Treasury Bond, 7.50%, 11/15/16....................            3,373,124
                                                                                         ------------
                         Total U.S. Government and Government Agency
                         Obligations............................................           25,480,391
                                                                                         ------------
                         SHORT-TERM INVESTMENTS -- (4.6%):
-----------------------------------------------------------------------------------------------------
   6,725,429             SEI Daily Income Government II Fund....................            6,725,429
                                                                                         ------------
                         Total Short-Term Investments...........................            6,725,429
                                                                                         ------------
                         TOTAL (COST $108,104,405) (A)..........................         $146,417,116
                                                                                         ============

Percentages indicated are based on net assets of $147,019,557.
---------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $39,351. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                        Unrealized appreciation.................................         $ 40,184,752
                        Unrealized depreciation.................................           (1,911,392)
                                                                                         ------------
                        Net unrealized appreciation.............................         $ 38,273,360
                                                                                         ============

(b) Non-income producing securities.

FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FNMA -- Fannie Mae

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost
       $108,104,405)........................................         $146,417,116
      Cash..................................................               18,738
      Receivables:
            Dividends and interest..........................              687,577
      Prepaid expenses and other assets.....................               16,175
                                                                     ------------
                  Total assets..............................         $147,139,606
                                                                     ------------

LIABILITIES
      Payables:
            Advisory fees...................................         $     87,476
            Administration fees.............................                1,780
            Custody fees....................................                5,747
            Transfer agent fees.............................                3,711
            Fund accounting fees............................                3,569
      Accrued expenses......................................               17,766
                                                                     ------------
                  Total liabilities.........................              120,049
                                                                     ------------

NET ASSETS..................................................         $147,019,557
                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($147,019,557/4,865,424 shares outstanding; unlimited
     number of shares authorized without par value).........               $30.22
                                                                           ======

COMPONENTS OF NET ASSETS
      Paid-in capital.......................................         $103,750,315
      Undistributed net investment income...................            1,378,799
      Undistributed net realized gain on investments........            3,577,732
      Net unrealized appreciation on investments............           38,312,711
                                                                     ------------
            Net assets......................................         $147,019,557
                                                                     ============

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Interest........................................         $ 2,522,028
            Dividends.......................................           1,235,133
                                                                     -----------
                  Total income..............................           3,757,161
                                                                     -----------
      Expenses
            Advisory fees...................................         $   999,704
            Administration fees.............................             145,111
            Fund accounting fees............................              42,479
            Transfer agent fees.............................               4,124
            Custody fees....................................              24,174
            Audit fees......................................              16,612
            Trustees fees...................................              12,769
            Registration fees...............................               8,929
            Legal fees......................................               6,620
            Insurance.......................................               3,027
            Reports to shareholders.........................               4,221
            Miscellaneous...................................               6,472
                                                                     -----------
                  Total expenses............................           1,274,242
            Less waivers/ reimbursements....................             (10,089)
                                                                     -----------
            Net expenses....................................           1,264,153
                                                                     -----------
                  NET INVESTMENT INCOME.....................           2,493,008
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions..........           5,272,757
      Net change in unrealized appreciation on
       investments..........................................           4,778,353
                                                                     -----------
            Net realized and unrealized gain on
             investments....................................          10,051,110
                                                                     -----------
                  NET INCREASE IN NET ASSETS RESULTING FROM
                   OPERATIONS...............................         $12,544,118
                                                                     ===========

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Year                  Year
                                                                         Ended                 Ended
                                                                     June 30, 1999         June 30, 1998
--------------------------------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM:
OPERATIONS
      Net investment income.................................         $  2,493,008          $  1,807,541
      Net realized gain from security transactions..........            5,272,757             3,852,396
      Net change in unrealized appreciation on
       investments..........................................            4,778,353            17,971,318
                                                                     ------------          ------------
       NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................           12,544,118            23,631,255
                                                                     ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income.................................           (2,187,510)           (1,584,936)
      Net realized gain from security transactions..........           (4,866,093)           (1,549,116)
                                                                     ------------          ------------
       NET DISTRIBUTIONS TO SHAREHOLDERS....................           (7,053,603)           (3,134,052)
                                                                     ------------          ------------

CAPITAL SHARE TRANSACTIONS
      Net increase in net assets derived from net change in
       outstanding shares (a)...............................           19,588,393            19,409,973
                                                                     ------------          ------------
       TOTAL INCREASE IN NET ASSETS.........................           25,078,908            39,907,176

NET ASSETS
      Beginning of year.....................................          121,940,649            82,033,473
                                                                     ------------          ------------
END OF YEAR.................................................         $147,019,557          $121,940,649
                                                                     ============          ============

(a) A summary of capital shares transactions is as follows:

                                                          Year Ended                   Year Ended
                                                         June 30, 1999                June 30, 1998
                                                    -----------------------      -----------------------
                                                     Shares       Value           Shares        Value
                                                    --------   ------------      ---------   -----------
Shares sold...................................       840,998   $ 24,299,269        656,792   $24,300,384
Shares issued in reinvestment of
  distribution................................       253,466      7,046,375         31,030     3,134,052
Shares issued in stock split..................            --             --      2,770,018            --
Shares redeemed...............................      (404,136)   (11,757,251)      (147,984)   (8,024,463)
                                                    --------   ------------      ---------   -----------
Net increase..................................       690,328   $ 19,588,393      3,309,856   $19,409,973
                                                    ========   ============      =========   ===========

See Notes to Financial Statements.

THE COVENTRY GROUP
BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         Boston Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Coventry Group (the "Group"), which was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment management company. On June 18, 1999, the Fund was reorganized and transferred from Professionally Managed Portfolios to The Coventry Group. Due to this reorganization, the Fund will subsequently change its fiscal year end to March 31. The investment objective of the Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The Group is authorized to issue an unlimited number of shares, with no par value. Prior to January 5, 1998, the Fund was known as Boston Managed Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and ask price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that this amortized cost basis does not represent fair value.

     B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute in a timely manner, all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. Net realized gains and losses on investments sold are recorded on the first-in, first-out basis. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

THE COVENTRY GROUP
BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

     D. Dividends to Shareholders. Dividends from net investment income are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended June 30, 1999, United States Trust Company of Boston (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. As compensation for its services, the Adviser was entitled to an annual fee, computed daily and paid monthly, equal to 0.75% of the Fund's average net assets.

     The Adviser, which is a Massachusetts-chartered banking and trust company, acts as the Fund's Custodian and Transfer Agent under the Custody and Transfer Agency Agreements with the Fund.

     BISYS Fund Services (the "Administrator"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. acts as the Fund's Administrator under an Administration Agreement. For its services, the Administrator receives an annual fee, computed daily and paid monthly, equal to 0.20% of the Fund's average net assets. Previous to the close of business on June 18, 1999, the date the Fund became a series of The Coventry Group, Investment Company Administration, L.L.C. acted as the Fund's administrator.

     BISYS Fund Services (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. Previous to the close of business on June 18, 1999, the date the Fund became a series of The Coventry Group, First Fund Distributors, Inc. acted as the Fund's principal underwriter.

     Certain officers and trustees of the Group are also officers and/or directors of the Administrator and Distributor.

     The Fund is responsible for its own operating expenses. The Adviser has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average net assets through June 30, 2000. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within three years provided

THE COVENTRY GROUP
BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

the Fund is able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended June 30, 1999, the Adviser reimbursed the Fund $635.

     The Administrator voluntarily agreed to waive a portion of its fees. For the year ended June 30, 1999 the Administrator waived $9,454.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 1999, were $48,891,537 and $29,913,766, respectively.

NOTE 5 - FEDERAL TAX INFORMATION (Unaudited)

Long Term Capital Gains Distributions:

     During the fiscal year ended June 30, 1999, the Fund declared long-term capital gain distributions in the amount of $4,866,093.

THE COVENTRY GROUP
BOSTON BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                            Year              Year               Year          December 1, 1995
                                            Ended            Ended              Ended               through
                                        June 30, 1999   June 30, 1998(a)   June 30, 1997(a)   June 30, 1996(a)(b)
-----------------------------------------------------------------------------------------------------------------

Net asset value, beginning of
 period...............................     $29.21            $23.70             $19.31              $18.41
Income from investment operations:
      Net investment income...........       0.52              0.46               0.47                0.25
      Net realized and unrealized gain
       on investments.................       2.07              5.94               4.36                0.69
                                           ------            ------             ------              ------
Total from investment operations......       2.59              6.40               4.83                0.94
                                           ------            ------             ------              ------
Less distributions:
      From net investment income......      (0.49)            (0.45)             (0.44)              (0.04)
      From net capital gains..........      (1.09)            (0.44)                --                  --
                                           ------            ------             ------              ------
Total distributions...................      (1.58)            (0.89)             (0.44)              (0.04)
                                           ------            ------             ------              ------
Net asset value, end of period........     $30.22            $29.21             $23.70              $19.31
                                           ======            ======             ======              ======
Total return..........................       9.34%            27.55%             25.40%               5.14%

Ratios/supplemental data:
Net assets, end of period
  (millions)..........................     $147.0            $121.9             $ 82.0              $ 61.8

Ratio of expenses to average net
  assets:
      Before expense reimbursement....       0.95%             1.00%              1.02%               1.00%(c)
      After expense reimbursement.....       0.95%             1.00%              1.00%               1.00%(c)
Ratio of net investment income to
  average net assets:
      Before expense reimbursement....       1.87%             1.85%              2.24%               2.43%(c)
      After expense reimbursement.....       1.87%             1.85%              2.25%               2.43%(c)
Portfolio turnover rate...............      23.61%            22.71%             30.78%              17.69%

---------

(a) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record of the close on January 9, 1998.
(b) Period from commencement of operations.
(c) Annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Boston Balance Fund of the Coventry Group

We have audited the accompanying statement of assets and liabilities of the Boston Balance Fund of the Coventry Group (a Massachusetts business trust), including the portfolio of investments, as of June 30, 1999, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets as of June 30, 1998 and the financial highlights for each of the three periods in the period ended June 30, 1998 were audited by other auditors whose report dated July 31, 1998, expressed an unqualified opinion on the statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Boston Balance Fund as of June 30, 1999, the results of its operations and the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Cincinnati, Ohio
July 30, 1999

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

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

                     Adviser, Custodian and Transfer Agent

                     United States Trust Company of Boston
                                40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                       -

                          Administrator & Distributor

                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                    Auditors

                              Arthur Andersen LLP
                               Huntington Center
                              41 South High Street
                            Columbus, OH 43215-6150

                                       -

                                 Legal Counsel

                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                               Boston Trust Logo
                     UNITED STATES TRUST COMPANY OF BOSTON
                              BOSTON BALANCED FUND

                                 ANNUAL REPORT

                                 JUNE 30, 1999